SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Nov-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-08             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Nov-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Nov-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Nov-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Nov-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  190,000,000    163,872,847    7,297,529    1.46000%       192,733
 A-2  222,000,000    196,362,100    7,571,600    1.50000%       237,271
 A-3  50,000,000     44,225,698     1,705,315    1.45000%       51,658
A-IO  254,100,000    222,453,355        0        6.88000%      1,608,585
 M-1  33,000,000     33,000,000         0        2.00000%       53,167
 M-2  19,250,000     19,250,000         0        2.92000%       45,280
 M-3   6,875,000      6,875,000         0        3.12000%       17,279
 B-1  16,500,000     16,500,000         0        4.12000%       54,762
 B-2   6,875,000      6,875,000         0        5.12000%       28,356
 B-3   5,500,000      5,500,000      297,943     6.12000%       27,115
  X   550,000,050    498,467,330        0                          0
  R       50              0             0        1.50000%          0
Total 550,000,050    492,460,646   16,872,387                  2,316,205

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         7,490,262         0      156,575,318
 A-2      N/A         7,808,871         0      188,790,500
 A-3      N/A         1,756,973         0       42,520,383
A-IO      N/A         1,608,585         0      213,337,411
 M-1      0.00         53,167           0       33,000,000
 M-2      0.00         45,280           0       19,250,000
 M-3      0.00         17,279           0       6,875,000
 B-1      0.00         54,762           0       16,500,000
 B-2      0.00         28,356           0       6,875,000
 B-3      0.00         325,058          0       5,202,057
  X       N/A             0             0      482,761,202
  R       N/A             0             0           0
Total     0.00       19,188,592         0      475,588,258

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NN88     38.40804968   1.01438253  39.42243221
 A-2   22541NN96     34.10630536   1.06878770  35.17509306
 A-3   22541NP29     34.10630540   1.03316140  35.13946680
A-IO   22541NP37     0.00000000    6.33051932   6.33051932
 M-1   22541NP52     0.00000000    1.61111121   1.61111121
 M-2   22541NP60     0.00000000    2.35222234   2.35222234
 M-3   22541NQ28     0.00000000    2.51333382   2.51333382
 B-1   22541NP78     0.00000000    3.31888909   3.31888909
 B-2   22541NP86     0.00000000    4.12444509   4.12444509
 B-3   22541NP94     54.17143455   4.93000000  59.10143455
  X    22541NN70     0.00000000    0.00000000   0.00000000
  R    22541NP45     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    824.08062047
 A-2  0.00000000    850.40765946
 A-3  0.00000000    850.40765940
A-IO  0.00000000    839.58052221
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    945.82856545
  X   0.00000000    877.74756091
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  202,634,880  295,832,449     498,467,330
     Scheduled Principal               148,581      229,499         378,080
     Prepayments (Incls Curtail)     6,750,636    8,541,065      15,291,701
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      6,899,217    8,770,564      15,669,781
     Net Realized Losses                36,346            0          36,346
Ending Balance                     195,699,317  287,061,885     482,761,202
Ending Count                             1,667        2,200           3,867

Aggregate End Coll Bal             195,699,317  287,061,885     482,761,202

Ending Overcollateralization Amount                               7,172,944

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      1,309,360    1,909,455       3,218,815
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
Less Non Recoverable Advances                0           36              36
                                     1,309,360    1,909,420       3,218,779
Capitalized Interest Account:
Beginning Balance                                                        (0)
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                           (0)

Servicing Fee                           78,767      115,212         193,979
Trustee Fee                                811        1,183           1,994
FSA Premium                              8,194        2,211          10,405
Credit Risk Manager Fee                  2,955        4,314           7,269
LPMI                                         0            0               0
Dividend Rewards                             0        2,920           2,920
Back-Up Servicing Fee                    5,476        8,009          13,485

Current Advances as of determination date                         1,507,634
Outstanding Advances  (end of prior calendar month)               1,398,396

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     59             6,587,007     25         3,725,688
Grp 2     68             8,323,881     28         4,167,918
Total     127           14,910,889     53         7,893,606
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1     12               875,378
Grp 2     12             1,365,954
Total     24             2,241,332
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    1,667         195,699,317
Grp 2    2,200         287,061,885
Total    3,867         482,761,202

     Foreclosure
Grp 1    Count              Balance
Grp 2     61             6,612,612
Total     44             6,061,086
          105           12,673,698
     Bankruptcy
         Count              Balance
Grp 1     26             2,611,357
Grp 2     20             2,046,013
Total     46             4,657,370

                   REO
         Count              BalanceMarket Value
Grp 1      1                55,719      75,000
Grp 2      0                     0           0
Total      1                55,719      75,000

# of Loans for which Prepay Prems were collected                         70
Prin Bal of Loans for which Prepay Prems were collected          10,788,026
Current amount of Prepayment Premiums                               333,186

Current Delinquency Rate (60+days)                                  5.70090%
Rolling Three Month Delinquency Rate (60+days)                      4.57980%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period               36,346
Cumulative Realized Losses since Startup Day                         37,769

Weighted Average Term to Maturity of Mortgage Loans                     339
Weighted Average Gross Coupon of Mortgage Loans                     8.23625%
Weighted Average Net Coupon of Mortgage Loans                       7.70984%

Aggregate number of Mortgage Loans in the pool                        3,867

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      18.85915%

Net Excess Spread                                                   2.77135%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000






     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee